## FIRST AMENDMENT TO REVOLVING CREDIT MASTER NOTE

Denver, Colorado
Date: November 27th, 2017

This First Amendment to Revolving Credit Master Note ("Amendment") is entered into by SPYR, Inc. (the "Borrower") and Berkshire Capital Management, Inc. ("Lender") with an office at 670 White Plains Road, Suite 120, Scarsdale, NY 10583.

### RECITALS

(A) WHEREAS, Borrower and Lender entered into that certain Revolving Credit Master Note (the "Note") dated September 5, 2017, whereby Borrower promised to pay Lender, or the holder of the Note, in accordance with the terms and conditions referenced therein, all amounts borrowed up to $500,000.00 on a revolving line of credit extended by Lender, together with interest payable thereon commencing the date of each advance, at the rate of six percent (6%) per annum in the manner as set forth in such Note; and

(B) WHEREAS, Borrower and Lender wish to amend the terms of the Note to modify the principal amount that may be extended under the Note.

### AMENDMENT

THEREFORE, Borrower and Lender agree to amend the Note as follows:

1. The principal sum of the note is modified to be One Million Dollars ($1,000,000.00) (or so much thereof as has been advanced or re-advanced from time to time).

2. Except as expressly amended hereby, the Note is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect as of the date hereof.

3. This Amendment shall form a part of the Note for all purposes, and each of Borrower and Lender shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Note shall be deemed a reference to the Note as amended hereby.

4. Capitalized terms not otherwise herein defined shall have the meaning ascribed to them in the Note.

5. This Amendment may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties hereto, and each of which will together be deemed to be an original, notwithstanding that each party hereto is not a signatory to the same counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

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ATTEST:

By: ______________________
Jennifer D. Duettra, Secretary

By: ______________________
James Mylock, Jr., Secretary

**BORROWER:**
SPYR, Inc.,

By: ______________________
James R. Thompson, CEO & President

**LENDER:**
Berkshire Capital Management, Inc.

By: ______________________, President
Joseph Fiore, President